APRIL 30,  1997


                                     SEMI-
                                     ANNUAL
                                     REPORT


                              INSTITUTIONAL CLASS


                                     (LOGO)


                                    MICROCAP
                                      FUND



                              NOTICE TO INVESTORS

-  Shares of Portico Funds:

  - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

  - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

  -  are subject to investment risks, including possible loss of principal; and

  - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER...................................................1-2
PORTICO MICROCAP FUND...............................................3-4
STATEMENT OF ASSETS AND LIABILITIES..................................5
STATEMENT OF OPERATIONS..............................................5
STATEMENT OF CHANGES IN NET ASSETS...................................6
FINANCIAL HIGHLIGHTS.................................................7
SCHEDULE OF INVESTMENTS.............................................8-9
NOTES TO THE FINANCIAL STATEMENTS..................................10-11





                                                                       June 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

Over the past six months, the pace of economic activity has accelerated, interest rates have risen modestly and the stock market, as measured by the Dow Jones Industrial Average, jumped 1,000 points to a record high. We list the surprisingly robust conditions affecting the financial markets in the accompanying chart titled Economic Scorecard. Looking forward, a recently published National Association of Purchasing Managers report (NAPM), a historically accurate gauge of future business conditions, suggests valid reasons for continued optimism:

1) Prices paid for materials have DECLINED by -0.2%.
2) The outlook for labor and benefit expenses for calendar year 1997 is a modest +2%.
3) The REVENUE OUTLOOK FOR 1997 IMPROVED to +7% - versus + 4.9% for 1996.
4) CAPACITY GROWTH of +4.9% is expected in 1997.

Perhaps the most noteworthy events for the financial markets since our last report are the narrowing of interest rate spreads for low quality credits and the significant outperformance of big company stocks (S&P 500; +14.7%) relative to small and midcap stocks (S&P MidCap 400; +6.9%). OUR PREDICTABLE PROFITS AT REASONABLE PRICES GROWTH EQUITY STRATEGY WORKS WELL IN THIS SLOW GROWTH, DISINFLATIONARY ECONOMIC ENVIRONMENT. Importantly, valuation levels between large cap and midcap stocks are now at parity, providing a level playing field going forward.

-------------------------------------------------------------------------------
                               ECONOMIC SCORECARD

                  LATEST REPORT          TWELVE MONTHS   OUTLOOK
GDP Growth        +5.8% (1Q97)           +2.4% (1996)    Upside Surprise
Job Creation      +143,000 (April)       +2.2%           Improving Participation
                                                           Rate
Inflation         +0.1% (April)          +2.5%           Downward Bias
Budget Deficit    $53 billion            $107 billion    Falling
                    (7-mth annual rate)    (yr-end 9/96)
30-yr Bond Yield  6.96% (May)            6.35% -7.19%    Range Bound
S&P 500 Earnings  +15% (1Q97)            +13%            Continued Above
                                                           Expectations
TOTAL RETURNS:
S&P 500           +14.7% (6-mth)         +25.1%          Flattening
S&P MidCap 400    + 6.9 % (6-mth)        +10.1%          Upward Bias
-------------------------------------------------------------------------------

MARKET OUTLOOK

Our economic and market outlook is predicated on the following trends:

 1. With fiscal year-to-date Federal tax receipts gaining +9% against a +4% gain in Federal spending, we continue to forecast a CYCLICALLY BALANCED FEDERAL BUDGET and expect this year's deficit to drop approximately $47 billion to $60 billion.

 2. We anticipate the adoption of the Labor Department's experimental consumer price index (CPI) which will DECREASE THE REPORTED CPI BY -.3% ANNUALLY.

 3. Rapid job creation, along with an improving job "mix", results in aggregate wage growth of +7% year-over-year, STIMULATING CONSUMER SPENDING.

 4. The percentage of the U.S. working-age population employed (the labor force participation rate) has RISEN from 59% in 1962, to a record 67% today (source: Deutsche Morgan Grenfell).

 5. The aging of the U.S. work force, combined with the labor force participation rate upswing, is generating SIGNIFICANT PERSONAL SAVINGS GROWTH - up 44% over the past three years to $275 billion.

 6. PRODUCTIVITY IMPROVEMENTS CONTINUE TO OFFSET WAGE GAINS. For 16 consecutive quarters, S&P 500 profit growth has exceeded total revenue growth. A productivity-driven economic expansion is not inflationary.

 7. The S&P 500's current 18X 1997 price/earnings IS IN THE MIDDLE OF THE HISTORICAL 15X TO 20X RANGE for valuations when inflation is +2-3%.

 8. Falling oil prices should lead to MODERATE MONTHLY INFLATION REPORTS of +0.1% - 0.2%, or about +2.5% annually.

 9. The .8% drop in inflation and .4% rise in interest rates brings "real" yields up by +1.2% and IMPROVES THE OUTLOOK FOR FIXED-INCOME RETURNS.

10. The ability of S&P 500 companies to sustain double-digit earnings gain in a 5% nominal GDP growth environment explains the resilience of the bull market and STRENGTHENS THE OUTLOOK FOR OUR PERSISTENT GROWTH COMPANY STRATEGY.

IN SUMMARY

WE MAINTAIN OUR FAVORABLE OUTLOOK FOR FINANCIAL ASSETS AND FORECAST IMPROVED RELATIVE RESULTS FOR SMALLER TO MIDCAP STOCKS FOR THE REMAINDER OF 1997. We expect "over-the-speed-limit" growth in consumer spending will be partially offset by continued moderate government and healthcare spending trends. This, we believe, will result in full year Gross Domestic Product (GDP) growth of +3-4%. For inflation, increased foreign competition, improved productivity, and lower raw material prices will lead to a 2-3% increase in the CPI.

As always, we appreciate your confidence in Portico MicroCap Fund and encourage you to read the portfolio review that follows.

(pictures)

J. SCOTT HARKNESS, CFA                     MARY ELLEN STANEK, CFA
Chairman/Chief                             President
Investment Officer
Firstar Investment Research & Management Company


                                 MICROCAP FUND
After a spectacular +54.7% return for fiscal year 1996, Portico MicroCap Fund returned -10.8% over the first six months of fiscal year 1997 - clearly demonstrating both the potential rewards and risks of microcap investing. Looking at the Fund since its inception, the average annual total return remains attractive at +27.7%.

Along with the correction in small capitalization growth stocks over the past several months, we have also witnessed a decline in trading volume. This decline in liquidity has frustrated our efforts to reposition the portfolio to take advantage of the market's volatility.

As expected, several of the best performing stocks in 1996 have lost some ground due to the recent correction. Pomery Computer Resources and Ugly Duckling, two of the Fund's largest holdings, have declined over 25% since the beginning of 1997, but are approximately unchanged since October 31, 1996. During the decline, however, we have followed our investment discipline by increasing our holdings as valuations improved.

On a positive note, our research team continues to uncover undervalued growth companies. Equity analyst Tom Bolgert has provided invaluable research on assisted-living companies. Assisted Living Concepts, Inc., for example, has been the Fund's best performing stock in 1997 and was the Fund's largest holding as of April 30, 1997. Analysts Alex Paul and Joe Frohna have also provided substantial expertise in technology-related companies. Small technology stocks have been particularly hard hit in 1997, providing us with several opportunities to invest in excellent companies at reasonable prices.

Overall, industry weightings for the MicroCap Fund have not changed appreciably in the past six months. We have reduced technology exposure in favor of finance stocks and as usual, we have virtually no investments in basic materials, energy, or utilities. We believe the Fund is well-positioned to deliver excellent returns over the long term due to the superior growth potential of small companies.

As always, we caution shareowners to be prepared for the volatility inherent in the microcap segment. We believe investors with a long-term commitment to investing in this segment will be rewarded with potentially superior results.

(picture)

MARK D. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARK D. WESTMAN, CFA, CPA, Vice President and Senior Portfolio Manager has managed the Fund since its inception on August 1, 1995. Mark has been with Firstar since 1992 and has five years of investment management experience. He received his BA from Augustana College in 1985 and his MBA from the University of Chicago in 1993. Mark is a Chartered Financial Analyst and Certified Public Accountant.


                           8/1/95     12/95       6/96       10/96       4/97
PORTICO MICROCAP FUND     $10,000    $11,958     $16,393    $17,188    $15,340

This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                                  Fiscal                      Since Inception
                               Year-To-Date       1 Year           8/1/95
PORTICO MICROCAP FUND             (10.8)           (2.8)            27.7
S&P 500 STOCK INDEX*               14.7            25.1             25.6
RUSSELL 2000**                      1.6             0.1              9.7

 * The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

** The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 4/30/97
ASSISTED LIVING CONCEPTS, INC.           6.6%
COINMACH LAUNDRY CORPORATION             5.6%
POMEROY COMPUTER RESOURCES, INC.         5.6%
SYNOPSYS, INC.                           4.6%
UGLY DUCKLING CORPORATION                4.6%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$64,211,021


MICROCAP FUND
STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1997
(UNAUDITED)

ASSETS:
  Investments, at value (Cost $64,067)                         $64,282
  Income receivable                                                  4
  Organization costs, net of
     accumulated amortization                                       16
  Receivable for securities sold                                   456
  Other assets                                                      24
                                                            ----------

     Total Assets                                               64,782
                                                            ----------

LIABILITIES:
  Payable for securities purchased                                 459
  Payable to affiliates                                             97
  Accrued expenses and other liabilities                            15
                                                            ----------

     Total Liabilities                                             571
                                                            ----------
NET ASSETS                                                     $64,211
                                                            ==========

NET ASSETS CONSIST OF:
  Capital stock                                                $59,363
  Undistributed net investment (loss)                            (582)
  Undistributed accumulated net realized gains                   5,214
  Unrealized net appreciation on investments                       216
                                                            ----------

     Total Net Assets                                          $64,211
                                                            ==========

SERIES A:
  Net assets                                                   $ 7,480
  Shares authorized ($.0001 par value)                          50,000
  Shares issued and outstanding                                    623
  Net asset value and redemption price per share<F1>            $12.00
                                                            ==========
  Maximum offering price per share<F1>                          $12.50
                                                            ==========

SERIES INSTITUTIONAL:
  Net assets                                                   $56,731
  Shares authorized ($.0001 par value)                          50,000
  Shares issued and outstanding                                  4,708
  Net asset value, redemption price
     and offering price per share<F1>                           $12.05
                                                            ==========

<F1>  Amounts may not recalculate due to rounding.

                     See notes to the financial statements.



STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
PERIOD ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:
  Interest income                                              $    80
                                                            ----------
EXPENSES:
  Investment advisory fees                                         569
  Administration fees                                               44
  Shareowner servicing and accounting costs                         31
  Service organization fees - Series A                              11
  Custody fees                                                      15
  Federal and state registration fees                                5
  Professional fees                                                 12
  Reports to shareowners                                             3
  Amortization of organization costs                                 2
  Directors' fees and expenses                                       -
  Other                                                              1
                                                            ----------

  Total expenses before waiver                                     693
     Less: Waiver of expenses                                     (32)
                                                            ----------

     Net Expenses                                                  661
                                                            ----------

NET INVESTMENT (LOSS)                                            (581)
                                                            ----------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                               5,239
  Change in unrealized appreciation on investments            (12,347)
                                                            ----------

     Net (loss) on investments                                 (7,108)
                                                            ----------

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $ (7,689)
                                                            ==========

                     See notes to the financial statements.



MICROCAP FUND
STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                     November 1, 1996       July 1, 1996
                                         through               through
                                      April 30, 1997      October 31, 1996
                                     ---------------      ----------------
                                       (Unaudited)
OPERATIONS:
 Net investment (loss)                    $  (581)            $  (352)
 Net realized gain on investments            5,239               5,738
 Change in unrealized appreciation
  on investments                          (12,347)             (1,894)
                                         ---------           ---------
 Net increase (decrease)
  in net assets resulting
  from operations                          (7,689)               3,492
                                         ---------           ---------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                   411                  74
 Shares issued to owners in
  reinvestment of dividends                 11,413                   -
 Shares redeemed                           (2,795)               (556)
                                         ---------           ---------
 Net increase (decrease)                     9,029               (482)
                                         ---------           ---------

DISTRIBUTIONS TO
 SERIES A SHAREOWNERS:
 From net investment income                      -                   -
 From net realized gains                   (1,541)                   -
                                         ---------           ---------
                                           (1,541)                   -
                                         ---------           ---------

DISTRIBUTIONS TO
 SERIES INSTITUTIONAL SHAREOWNERS:
 From net investment income                      -                   -
 From net realized gains                  (11,229)                   -
                                         ---------           ---------
                                          (11,229)                   -
                                         ---------           ---------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                             (11,430)               3,010

NET ASSETS:
 Beginning of period                        75,641              72,631
                                         ---------           ---------
 End of period (including
  undistributed net investment
  loss of $(582) and $(1),
  respectively)                            $64,211             $75,641
                                         =========           =========

<F2> Commencement of operations.

                     See notes to the financial statements.


MICROCAP FUND
FINANCIAL HIGHLIGHTS
                                     November 1, 1996                   July 1, 1996                  August 1, 1995<F1>
                                         through                           through                          through
                                      April 30, 1997                  October 31, 1996                   June 30, 1996
                              ------------------------------   ------------------------------   ------------------------------
                             Series A   Series Institutional   Series A  Series Institutional   Series A   Series Institutional
                             --------   --------------------   --------  --------------------   --------   --------------------
                                      (Unaudited)
Per Share Data:
Net asset value,
  beginning of period          $16.16         $16.20             $15.42           $15.45          $10.00          $10.00

Income from investment
operations:
  Net investment income        (0.12)<F2>     (0.10)<F2>         (0.08)<F3>       (0.07)<F3>      (0.02)          (0.02)
  Net realized and
     unrealized
     gains on securities       (1.29)         (1.30)               0.82             0.82            6.10            6.14
                             --------       --------           --------         --------        --------        --------
  Total from investment
     operations                (1.41)         (1.40)               0.74             0.75            6.08            6.12
                             --------       --------           --------         --------        --------        --------

Less distributions:
  Dividends from net
     investment income              -              -                  -                -          (0.04)          (0.05)
  Distributions from
     capital gains             (2.75)         (2.75)                  -                -          (0.62)          (0.62)
                             --------       --------           --------         --------        --------        --------
  Total distributions          (2.75)         (2.75)                  -                -          (0.66)          (0.67)
                             --------       --------           --------         --------        --------        --------

Net asset value, end
  of period                    $12.00         $12.05             $16.16           $16.20          $15.42          $15.45
                             ========       ========           ========         ========        ========        ========

Total return<F4><F5>         (10.86)%       (10.76)%              4.80%            4.85%          63.52%          63.93%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period             $7,480        $56,731             $9,273          $66,368          $9,036         $63,595
  Ratio of net expenses to
     average net assets<F6>     1.97%          1.72%              1.97%            1.72%           1.99%           1.74%
  Ratio of net investment
     (loss) to average net
     assets<F6>               (1.75)%        (1.50)%            (1.69)%          (1.44)%         (0.36)%         (0.16)%

  Portfolio turnover
     rate<F4><F7>              78.10%         78.10%             64.44%           64.44%         283.67%         283.67%
  Average commission
     rate paid<F6><F7>        $0.0500        $0.0500            $0.0460          $0.0460         $0.0423         $0.0423

<F1> Commencement of operations.
<F2> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F4> Not annualized.
<F5> The total return calculation does not reflect the 4% front-end sales charge for Series A.
<F6> Annualized.
<F7> Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                               See notes to the financial statements.



MICROCAP FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                     Market
     of                                                        Value
   Shares                                                 (in thousands)
   ------                                                 --------------

            COMMON STOCKS 98.9%
            AUTOS & TRUCKS 4.9%
   220,100  Ugly Duckling Corporation<F1>                      $ 3,109
                                                             ---------

            BANKS & BANK HOLDING 0.6%
    20,900  Hamilton Bancorp., Inc.<F1>                            402
                                                             ---------

            BUILDING & HOUSING 2.5%
    30,100  American Homestar Corporation<F1>                      489
    35,400  NCI Building Systems, Inc.<F1>                       1,097
                                                             ---------
                                                                 1,586
                                                             ---------

            BUSINESS SERVICES 3.1%
   152,400  Barrett Business Services, Inc.<F1>                  1,981
                                                             ---------

            COMPUTER SOFTWARE & SERVICES 15.5%
    45,500  Complete Business Solutions, Inc.<F1>                  466
   230,900  Elcom International, Inc.<F1>                        1,155
    52,800  Phoenix International Ltd., Inc.<F1>                 1,082
   120,800  Smallworldwide PLC - ADR<F1>                         1,691
    84,200  Summit Design, Inc.<F1>                                589
   105,014  Synopsys, Inc.<F1>                                   3,347
    29,200  Technology Modeling Associates, Inc.<F1>               292
   146,300  Western Micro Technology, Inc.<F1>                   1,317
                                                             ---------
                                                                 9,939
                                                             ---------

            CONSUMER SERVICES 9.1%
   110,200  American Residential Services, Inc.<F1>              2,080
   208,300  Coinmach Laundry Corporation<F1>                     3,593
    18,200  Rent-Way, Inc.<F1>                                     189
                                                             ---------
                                                                 5,862
                                                             ---------

            COSMETICS & SOAP 3.3%
   292,400  French Fragrances, Inc.<F1>                          2,120
                                                             ---------

            DATA PROCESSING 1.3%
    70,800  CCC Information Services Group<F1>                     832
                                                             ---------

            DISTRIBUTION 20.6%
   123,600  CHS Electronics, Inc.<F1>                            2,348
   118,200  Insight Enterprises, Inc.<F1>                        2,807
   130,400  MicroAge, Inc.<F1>                                   1,646
   149,700  Pomeroy Computer Resources, Inc.<F1>                 3,630
   280,900  Richey Electronics<F1>                               2,844
                                                             ---------
                                                                13,275
                                                             ---------

            DRUGS 0.2%
    17,700  Faulding, Inc.<F1>                                     157
                                                             ---------



   Number                                                     Market
     of                                                        Value
   Shares                                                 (in thousands)
   ------                                                 --------------

            ELECTRONICS 6.4%
     4,100  Advanced Technical Materials, Inc.<F1>             $    74
    24,000  Exar Corporation<F1>                                   408
    30,800  Micrel, Inc.<F1>                                     1,348
   125,300  SDL, Inc.<F1>                                        1,629
    62,100  Thermedics Detection, Inc.<F1>                         613
                                                             ---------
                                                                 4,072
                                                             ---------

            ENTERTAINMENT & LEISURE 0.6%
    42,200  Vistana, Inc.<F1>                                      404
                                                             ---------

            FINANCIAL SERVICES 6.4%
   135,700  Delta Financial Corporation<F1>                      1,832
    52,300  Granite Financial, Inc.<F1>                            484
   170,800  Southern Pacific Funding Corporation<F1>             1,815
                                                             ---------
                                                                 4,131
                                                             ---------

            HOSPITAL SUPPLIES & SERVICES 5.0%
    60,000  Kensey Nash Corporation<F1>                            795
   193,500  Safeguard Health Enterprises, Inc.<F1>               2,419
                                                             ---------
                                                                 3,214
                                                             ---------

            HUMAN RESOURCES 2.4%
    99,600  RemedyTemp, Inc. - Class A<F1>                       1,519
                                                             ---------

            RETIREMENT CARE 9.2%
   192,400  Assisted Living Concepts, Inc.<F1>                   4,233
    79,400  Harborside Healthcare Corporation<F1>                  913
    63,100  Sterling House Corporation<F1>                         773
                                                             ---------
                                                                 5,919
                                                             ---------

            TELECOMMUNICATIONS 4.1%
    99,100  ACT Networks, Inc.<F1>                               1,338
    22,000  RMH Teleservices, Inc.<F1>                             127
   376,200  Syntellect, Inc.<F1>                                 1,176
                                                             ---------
                                                                 2,641
                                                             ---------

            TRANSPORTATION 3.7%
    92,400  Coach USA, Inc.<F1>                                  2,356
                                                             ---------

            Total Common Stocks (Cost $63,304)                  63,519
                                                             ---------


MICROCAP FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                     Market
 of Shares                                                     Value
(in thousands)                                            (in thousands)
--------------                                            --------------

            SHORT-TERM INVESTMENTS 1.2%
            INVESTMENT COMPANIES 1.2%
       763  Short-Term Investments Co. Liquid Assets
            Portfolio                                          $   763
                                                             ---------

            Total Short-Term Investments (Cost $763)               763
                                                             ---------

            Total Investments 100.1% (Cost $64,067)             64,282
                                                             ---------

            Liabilities, less Other Assets (0.1)%                 (71)
                                                             ---------

            TOTAL NET ASSETS 100.0%                            $64,211
                                                              ========

            <F1> Non-income producing

                     See notes to the financial statements.



MICROCAP FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The MicroCap Fund (the "Fund") is a separate, diversified investment portfolio of the Company. The Fund commenced operations on August 1, 1995. The objective of the MicroCap Fund is capital appreciation through investments in securities of small companies. The Fund's fiscal year end was changed from June 30 to October 31.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares, aggregating $24, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The Company has issued two classes of Fund shares: Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

c) Income and Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e) When-Issued Securities - The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent reporting and tax differences be reclassified.

3. CAPITAL SHARE TRANSACTIONS
   Transactions in capital shares for the Fund, in thousands, were as follows:
Period from November 1, 1996 to April 30, 1997:

                                    Series A          Series Institutional
                                ----------------      --------------------
                                Amount    Shares         Amount    Shares
                                ------    ------         ------    ------
Shares sold                     $   13         1        $   398        28
Shares issued
  to owners in
  reinvestment
  of dividends                   1,535       112          9,878       717
Shares redeemed                   (904)      (63)        (1,891)     (133)
                                ------    ------        -------    ------
Net increase                    $  644        50        $ 8,385       612
                                ======    ======        =======    ======

Period from July 1, 1996 to Oct. 31, 1996:
                                    Series A          Series Institutional
                                ----------------      --------------------
                                Amount    Shares         Amount    Shares
                                ------    ------         ------    ------
Shares sold                        $27         2            $47         3
Shares redeemed                   (210)      (14)          (346)      (24)
                                ------    ------        -------    ------
Net decrease                    $ (183)      (12)       $  (299)      (21)
                                ======    ======        =======    ======


4. INVESTMENT TRANSACTIONS
   Purchases and sales of securities for the period ended April 30, 1997 (excluding short-term investments), in thousands, aggregated $57,335 and $62,147, respectively.

   At April 30, 1997, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

Appreciation                                    $ 8,300
(Depreciation)                                  (8,122)
                                                -------
Net unrealized appreciation on investments     $    178
                                                =======

At April 30, 1997, the cost of investments, in thousands, for federal income tax purposes was $64,104.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Fund, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% as applied to the Fund's daily net assets.

   Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended April 30, 1997, $32 of administration fees, in thousands, were voluntarily waived for the Fund.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Fund up to an annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Fund; and providing information periodically to customers showing their positions in Fund Series A shares. Service Organization fees, in thousands, incurred by the Fund aggregated $11 for the period ended April 30, 1997.

   Each director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.





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- PORTICO FUNDS ARE AVAILABLE THROUGH:

  -  the Portico Funds Center,

  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

  -  and through selected shareholder organizations.

This report is authorized for distribution only when pre ceded or accompanied by a current prospectus.


                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 EAST MICHIGAN STREET
                                 P.O. BOX 3011
                            MILWAUKEE, WI 53201-3011

                                                          NASD REF #C96-1129-001